                                                                   Exhibit 10.30


                                LETTER AMENDMENT


                                                     Dated as of August 30, 2001


To the banks, financial institutions and other institutional lenders
     (collectively, the "Lender Parties") parties to the Credit Agreement referred to below and to Bank of America, N.A., as administrative agent (the "Administrative Agent") for the Lender Parties


Ladies and Gentlemen:

                  We refer to the Amended and Restated Credit Agreement dated as of August 20, 2001 among PacifiCare Health Systems, Inc., a Delaware corporation, formerly known as N-T Holdings, Inc. (the "Borrower"), the Subsidiary Guarantors parties thereto (together with the Borrower, the "Loan Parties"), the banks, financial institutions and other institutional lenders listed on the signature pages thereof as the Initial Lenders (the "Initial Lenders"), the bank listed on the signature pages thereof as the Initial Issuing Bank (the "Initial Issuing Bank" and, together with the Initial Lenders, the "Initial Lender Parties") and the Swing Line Bank referred to therein, Banc of America Securities LLC ("Banc of America Securities") and J.P. Morgan Securities Inc. as co-lead arrangers (the "Co-Lead Arrangers"), Banc of America Securities, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. as joint book-running managers (the "Joint Book-Running Managers"), Bank of America, N.A. ("Bank of America"), as collateral agent (together with any successor collateral agent appointed pursuant to Article VII thereto, the "Collateral Agent"), and Bank of America, as administrative agent (together with any successor administrative agent appointed pursuant to Article VII thereto, the "Administrative Agent" and, together with the Collateral Agent, the "Agents") for the Lender Parties thereto (such Amended and Restated Credit Agreement, as amended hereby and as otherwise amended, amended and restated, supplemented or modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Letter Amendment have the meanings specified in the Credit Agreement.

                  We hereby request that you agree to amend Section 5.02(k) to the Credit Agreement in its entirety to read as follows:

                  "(k) Prepayments, Etc., of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, except (i) the prepayment of the Advances in accordance with the terms of this Agreement, (ii) regularly scheduled or required repayments or redemptions of Debt permitted under Section 5.02(b) and (iii) any exchange of the 7% Senior Notes for common Equity Interests of the Borrower, or amend, modify or change in any manner any term or condition of any Surviving Debt or the 7% Senior Notes, other than any amendment, modification or change which could not be reasonably likely to have a Material Adverse Effect, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to the Borrower."

                  The provisions of this Letter Amendment shall become effective as of the date first above written, provided, however, that the Administrative Agent shall have first received (i) counterparts of this Letter Amendment executed by the Borrower and the Required Lenders and (ii) counterparts of the Consent to this Letter Amendment executed by each Subsidiary Guarantor.

                  The Borrower hereby confirms that on and as of the date hereof and after giving effect to the terms of this Letter Amendment (i) the representations and warranties contained in the Loan Documents are correct in all material respects (other than any such representations and warranties, that, by their terms, refer to a specific date), and (ii) no event has occurred and is continuing which constitutes a Default.

                  The Credit Agreement and each of the other Loan Documents, except to the extent they are modified by the amendment specifically set forth above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, deliver and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

                  If you agree to the terms and provisions of this Letter Amendment, please evidence such agreement by executing and returning at least two counterparts first via facsimile then by mail to Laurie Kolpinski at Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, facsimile (212) 893-0425.

                  This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

                  This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                                Very truly yours,


                                PACIFICARE HEALTH SYSTEMS, INC.,
                                as Borrower



                                By
                                    --------------------------------------------
                                Title:

                                BANK OF AMERICA, N.A.,
                                as Administrative Agent, Collateral Agent and as Initial Lender


                                By
                                    --------------------------------------------
                                Title:

                           INITIAL LENDERS


                                AIB INTERNATIONAL FINANCE


                                By
                                    --------------------------------------------
                                Title:

                                BANK HAPOALIM BM


                                By
                                    --------------------------------------------
                                Title:

                                THE BANK OF NEW YORK


                                By
                                    --------------------------------------------
                                Title:

                                THE BANK OF NOVA SCOTIA


                                By
                                    --------------------------------------------
                                Title:

                                BANK ONE NA


                                By
                                    --------------------------------------------
                                Title:

                                BNP PARIBAS


                                By
                                    --------------------------------------------
                                Title:

                                THE CHASE MANHATTAN BANK


                                By
                                    --------------------------------------------
                                Title:

                                CIBC INC.


                                By
                                    --------------------------------------------
                                Title:

                                CITIBANK DELAWARE


                                By
                                    --------------------------------------------
                                Title:

                                CITIBANK, N.A.


                                By
                                    --------------------------------------------
                                Title:

                                COMMERZBANK AG, NEW YORK AND
                                GRAND CAYMAN BRANCHES


                                By
                                    --------------------------------------------
                                Title:

                                CREDIT LYONNAIS


                                By
                                    --------------------------------------------
                                Title:

                                CREDIT SUISSE FIRST BOSTON


                                By
                                    --------------------------------------------
                                Title:

                                THE DAI-ICHI KANGYO BANK, LTD.


                                By
                                    --------------------------------------------
                                Title:

                                THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED


                                By
                                    --------------------------------------------
                                Title:

                                INTESABCI-NEW YORK BRANCH


                                By
                                    --------------------------------------------
                                Title:

                                MELLON BANK, NA


                                By
                                    --------------------------------------------
                                Title:

                                MORGAN GUARANTY TRUST
                                COMPANY


                                By
                                    --------------------------------------------
                                Title:

                                PNC BANK, NA


                                By
                                    --------------------------------------------
                                Title:

                                RABOBANK NEDERLAND, NEW YORK
                                BRANCH


                                By
                                    --------------------------------------------
                                Title:

                                UNITED CALIFORNIA BANK


                                By
                                    --------------------------------------------
                                Title:

                                SANWA BANK LIMITED


                                By
                                    --------------------------------------------
                                Title:

                                SOCIETE GENERALE


                                By
                                    --------------------------------------------
                                Title:

                                SUMITOMO MITSUI BANKING CORP.


                                By
                                    --------------------------------------------
                                Title:

                                SUNTRUST BANK


                                By
                                    --------------------------------------------
                                Title:

                                THE TOKAI BANK, LIMITED


                                By
                                    --------------------------------------------
                                Title:

                                UNION BANK OF CALIFORNIA, N.A.


                                By
                                    --------------------------------------------
                                Title:

                                WELLS FARGO BANK, NATIONAL
                                ASSOCIATION


                                By
                                    --------------------------------------------
                                Title:

                                     CONSENT


                                                     Dated as of August 30, 2001


         Each of the undersigned, as Subsidiary Guarantors under the Credit Agreement dated as of August 20, 2001 (the "Credit Agreement") in favor of the Lender Parties to the Credit Agreement referred to in the foregoing Letter Amendment dated as of the date hereof, hereby consent to the said Letter Amendment and hereby confirm and agree that the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the said Letter Amendment, each reference in the Credit Agreement to the Loan Documents or any "thereof", "thereunder", "thereof" or words of like import shall mean and be a reference to the Loan Documents or such Loan Document as amended by the said Letter Amendment.


                            [Signature pages follow]

         IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Consent to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                PACIFICARE HEALTH PLAN
                                ADMINISTRATORS, INC.,
                                as Subsidiary Guarantor


                                By
                                         -----------------------------------
                                Title:


                                PACIFICARE eHOLDINGS, INC.,
                                as Subsidiary Guarantor


                                By
                                         -----------------------------------
                                Title:


                                SENIORCO, INC.,
                                as Subsidiary Guarantor


                                By
                                         -----------------------------------
                                Title:


                                RxCONNECT ACQUISITION
                                CORPORATION,
                                as Subsidiary Guarantor


                                By
                                         -----------------------------------
                                Title:


                                Rx SOLUTIONS, INC.,
                                as Subsidiary Guarantor


                                By
                                         -----------------------------------
                                Title:

                                PACIFICARE BEHAVIORAL
                                HEALTH, INC.,
                                as Subsidiary Guarantor


                                By
                                         -----------------------------------
                                Title:


                                SECUREHORIZONS USA, INC.,
                                as Subsidiary Guarantor


                                By
                                         -----------------------------------
                                Title:


                                PACIFICARE VENTURES, INC.,
                                as Subsidiary Guarantor


                                By
                                         -----------------------------------
                                Title: